                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       FIRST INTERNATIONAL BANCORP, INC.


             (Exact name of registrant as specified in its charter)


 DELAWARE                                                06-1151731
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(State of incorporation or organization)             (I.R.S. Employer
                                                     Identification No.)

One Commercial Plaza, Hartford, Connecticut               06103
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(Address of principal executive offices)                (Zip Code)


     If this Form relates to the                If this Form relates to the
     registration of a class of debt            registration of a class of debt
     securities and is effective upon filing    securities and is to become
     effective                                  simultaneously with the
     pursuant to General                        effectiveness of a concurrent
     Instruction A(c)(1) please check           registration statement under the
     the following box.  [_]                    Securities Act of 1933 pursuant to
                                                General Instruction A(c)(2) please
                                                check the following box.  [_]

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class of                   Name of each exchange on which
securities to be registered              each class is to be registered
---------------------------              --------------------------------

                                     None.


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                         Common Stock, $.10 par value
--------------------------------------------------------------------------------
                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------



Item 1.  Description of Registrant's Securities to be Registered
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     The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the form of prospectus included in the Registrant's Registration Statement on Form S-1, File No. 333-31339, as amended, including any form of the prospectus contained therein subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), which shall be deemed to be and is hereby incorporated herein by reference.



Item 2.  Exhibits
-----------------

     1. The Amended and Restated Certificate of Incorporation of the Registrant which was filed as Exhibit 3.1 to the Registration Statement and is incorporated herein by reference.

     2.   The Amended and Restated By-laws of the Registrant which was filed as
Exhibit 3.2 to the Registration Statement and is incorporated herein by reference.

     3. A specimen copy of the certificate representing shares of the Registrant's Common Stock which was filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.
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                                   SIGNATURE


     Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                         FIRST INTERNATIONAL BANCORP, INC.


                                   /s/ Leslie A. Galbraith
                         By:_______________________________________
                            Name:   Leslie A. Galbraith
                            Title:  Executive Vice President
                                    and Chief Financial Officer


DATED: July 22, 1997